EXHIBIT 32
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
This certification is given by the undersigned Chief Executive Officer and Chief Financial Officer of Western Alliance Bancorporation (“the Registrant”) pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Each of the undersigned hereby certifies, with respect to the Registrant’s quarterly report on Form 10-Q for the period ended March 31, 2011, as filed with the Securities and Exchange Commission of the date hereof (the “Report”), that:
1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and
2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/Robert Sarver Robert Sarver	/s/Dale Gibbons Dale Gibbons
Chief Executive Officer	Chief Financial Officer
Western Alliance Bancorporation	Western Alliance Bancorporation

Date: May 6, 2011